                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the registration of 50,000 shares of Common Stock of USA Technologies, Inc. of our report dated August 17, 1998, with respect to the consolidated financial statements of USA Technologies, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 1998.





Philadelphia, Pennsylvania
November 18, 1998